Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Medifast, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael C. MacDonald, Chief Executive Officer and I, Brendan Connors, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

By:	/s/ Michael C. MacDonald
Michael C. MacDonald
Chief Executive Officer
August 9, 2012

By:	/s/ Brendan N. Connors
Brendan N. Connors
Chief Financial Officer
August 9, 2012